Exhibit 99.1

reAlpha Tech Corp. Completes the Acquisition of Naamche

DUBLIN, Ohio. (May 6, 2024) – reAlpha Tech Corp. (“reAlpha” or the “Company”) (Nasdaq: AIRE), a real estate technology artificial intelligence (“AI”) company, today announces the completion of its previously announced acquisitions of Naamche, Inc. and Naamche, Inc. Pvt. Ltd. (collectively, “Naamche”) (the “Acquisitions”), a technology firm focused on developing AI-powered solutions for large industries, including real estate.

As a result of the Acquisitions, reAlpha added a talented team of 43 AI engineers, developers, UX designers and creatives to its roster, who will conceptualize, design and implement real estate-focused digital products to meet the demand of a rapidly digitizing real estate industry. Furthermore, Naamche’s existing expertise in AI, machine learning (“ML”) and data engineering will enhance reAlpha’s product portfolio and bolster its research and development program. For example, Naamche engineered reAlpha’s recently announced product Claire, its “commission-less” AI platform for real estate property buyers, which is currently under limited availability in Palm Beach, Miami-Dade and Broward counties in the State of Florida.

“This transaction marks a milestone in our strategy to build and scale our capabilities for creating and delivering AI-powered real estate solutions,” said Giri Devanur, CEO of reAlpha. “We are pleased to integrate Naamche’s talented team into our workforce and look forward to our collaboration to continue seeking real-estate focused product innovation.”

“We are excited to join forces with reAlpha and contribute our expertise in AI and technology to help drive innovation in the real estate industry,” said Ramesh Pathak, CEO of Naamche. “Together, we believe we will be well-positioned to develop cutting-edge solutions for the real estate industry and to modernize its digital landscape.”

Naamche was founded in 2020 by Ramesh Pathak, Barun Pandey and Saramsha Dotel.

The Acquisitions, which were previously approved by reAlpha’s Board of Directors, consisted of a purchase price that included a combination of cash and equity. For additional details concerning the terms of the Acquisitions, please see the Company’s Current Reports on Form 8-K filed with the U.S. Securities and Exchange Commission (“SEC”) on December 4, 2023 and February 8, 2024.

About reAlpha Tech Corp.

reAlpha is a real estate technology company with a mission to shape the property technology, or “proptech,” market landscape through the commercialization of artificial intelligence technologies and strategic synergistic acquisitions that complement our business model. For more information about reAlpha, visit www.realpha.com.

About Naamche

Naamche is a provider of data science and analytics, custom AI/ML, data engineering, cross-platform development, and marketplace creation solutions for large industries, including real estate. For more information about Naamche, visit: www.naamche.com.

Forward-Looking Statements

The information in this press release includes “forward-looking statements”. Forward-looking statements include, among other things, statements about the anticipated benefits of the Acquisitions, reAlpha’s ability to anticipate the future needs of the short-term rental market; future trends in the real estate, technology and artificial intelligence industries, generally; and reAlpha’s future growth strategy and growth rate. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “could”, “might”, “plan”, “possible”, “project”, “strive”, “budget”, “forecast”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: reAlpha’s limited operating history and that reAlpha has not yet fully developed its AI-based technologies; reAlpha’s ability to commercialize its developing AI-based technologies; whether reAlpha’s technology and products will be accepted and adopted by its customers and intended users; reAlpha’s ability to integrate the business of Naamche into its existing business and the anticipated demand for Naamche’s services; the inability to maintain and strengthen reAlpha’s brand and reputation; the inability to accurately forecast demand for short-term rentals and AI-based real estate focused products; the inability to execute business objectives and growth strategies successfully or sustain reAlpha’s growth; the inability of reAlpha’s customers to pay for reAlpha’s services; changes in applicable laws or regulations, and the impact of the regulatory environment and complexities with compliance related to such environment; and other risks and uncertainties indicated in reAlpha’s SEC filings. Forward-looking statements are based on the opinions and estimates of management at the date the statements are made and are subject to a variety of risks and uncertainties and other factors that could cause actual events or results to differ materially from those anticipated in the forward-looking statements. Although reAlpha believes that the expectations reflected in the forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. reAlpha’s future results, level of activity, performance or achievements may differ materially from those contemplated, expressed or implied by the forward-looking statements, and there is no representation that the actual results achieved will be the same, in whole or in part, as those set out in the forward-looking statements. For more information about the factors that could cause such differences, please refer to reAlpha’s filings with the SEC. Readers are cautioned not to put undue reliance on forward-looking statements, and reAlpha does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Media

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